Exhibit 99.1

QuinStreet Reports Financial Results for Second Quarter Fiscal Year 2015

FOSTER CITY, CA – February 3, 2015 — QuinStreet, Inc. (Nasdaq: QNST), a leader in performance marketing online, today announced financial results for the second quarter ended December 31, 2014.

For the second quarter, the Company reported revenue of $66.7 million, and adjusted EBITDA of $2.1 million, or 3% of revenue.

Adjusted net income for the second quarter was $0.2 million, or $0.01 per diluted share, and GAAP net loss was $5.5 million, or ($0.12) per share. Adjusted net income excludes stock-based compensation expense, and amortization of intangible assets, net of estimated tax.

The Company closed the quarter with $116 million in cash and marketable securities and $46 million in net cash.

“We exceeded the outlook we provided last quarter and grew quarterly revenues year-over-year for the first time in three years,” commented Doug Valenti, QuinStreet CEO. “Improved year-over-year results were driven by renewed strength in our Financial Services client vertical, particularly auto insurance, as well as increasing contributions from new products and markets in Education and continuing growth in Other client verticals. Revenue from businesses other than traditional lead generation for U.S. for-profit education grew 27% year-over-year in the quarter. Revenue from traditional lead generation for U.S. for-profit education clients declined 45%.”

“For the March quarter, we expect revenue to be generally flat to up 3% versus year ago, as growth areas largely to fully offset declines in traditional lead generation for U.S. for-profit education clients. We continue to believe the trajectory from here is generally up and to the right. Adjusted EBITDA margin next quarter will remain in the low single digits as we continue to invest and focus on revenue growth,” concluded Valenti.

Reconciliations of adjusted net income to net loss, adjusted EBITDA to net loss and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

Conference Call Today at 2:00 p.m. PT

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial (888) 572.7034 for the U.S. and Canada or +1 (719) 325.2495 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on February 3, 2015 by dialing (888) 203.1112 in the U.S. and Canada or +1 (719) 457.0820 for international callers, using passcode 2215690#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net (loss) income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net, and impairment of goodwill. The term “adjusted net income” refers to a financial measure that we define as net (loss) income adjusted for amortization expense, stock-based compensation expense, impairment of goodwill and tax valuation allowance, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities net of estimated taxes related to impairment of goodwill, tax valuation allowance and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation, amortization of intangible assets, impairment of goodwill and tax valuation allowance). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to investors and us because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. Normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps investors understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “estimate”, “will”, “believe”, “intend”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the statements in quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results, growth and strategic and operational plans and results of analyses on impairment charges. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the impact of changes in industry standards and government regulation including but not limited to enforcement activities of the Department of Education; the Company’s ability to maintain and increase the number of visitors to its websites and to convert those visitors and those to its third-party publishers’ websites into client prospects in a cost-effective manner; the impact of the current economic climate on the Company’s business; the Company’s ability to access and monetize Internet users on mobile devices; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry both for client budget and access to third-party media; the Company’s ability to identify and manage acquisitions; and the impact and costs of any alleged failure by the Company to comply with government regulations and industry standards. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2014, which will be filed with the SEC. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

About QuinStreet

QuinStreet, Inc. (Nasdaq: QNST) is one of the largest Internet performance marketing and media companies in the world. QuinStreet is committed to providing consumers and businesses with the information they need to research, find and select the products, services and brands that meet their needs. For more information, please visit www.QuinStreet.com.

Investor Contact:

The Blueshirt Group for QuinStreet

Erica Abrams

(415) 217-5864

erica@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	December 31,	June 30,
	2014	2014
Assets
Current assets
Cash and cash equivalents	$87,940	$84,177
Marketable securities	27,951	38,630
Accounts receivable, net	40,805	41,979
Deferred tax assets	223	223
Prepaid expenses and other assets	11,668	11,647

Total current assets	168,587	176,656

Property and equipment, net	9,405	11,126
Goodwill	55,451	55,451
Other intangible assets, net	24,305	31,441
Deferred tax assets, noncurrent	1,710	1,712
Other assets, noncurrent	479	457

Total assets	$259,937	$276,843

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$21,610	$19,517
Accrued liabilities	22,511	27,854
Deferred revenue	1,860	1,175
Debt	19,714	17,698

Total current liabilities	65,695	66,244

Debt, noncurrent	49,764	59,565
Other liabilities, noncurrent	5,630	5,883

Total liabilities	121,089	131,692

Stockholders’ equity
Common stock	44	44
Additional paid-in capital	244,777	239,558
Accumulated other comprehensive loss	(812)	(1,054)
Accumulated deficit	(105,161)	(93,397)

Total stockholders’ equity	138,848	145,151

Total liabilities and stockholders’ equity	$259,937	$276,843

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Net revenue	$66,694	$66,145	$135,883	$143,106
Cost of revenue (1)	60,395	56,116	123,804	119,708

Gross profit	6,299	10,029	12,079	23,398
Operating expenses: (1)
Product development	4,244	4,776	9,200	9,935
Sales and marketing	3,357	3,659	7,024	7,815
General and administrative	4,079	4,411	8,694	8,545

Operating loss	(5,381)	(2,817)	(12,839)	(2,897)
Interest income	28	27	54	54
Interest expense	(786)	(976)	(1,966)	(2,002)
Other income (expense), net	636	(29)	2,961	(48)

Loss before income taxes	(5,503)	(3,795)	(11,790)	(4,893)
Benefit from (provision for) taxes	26	(40,234)	26	(40,075)

Net loss	$(5,477)	$(44,029)	$(11,764)	$(44,968)

Net loss per share
Basic	$(0.12)	$(1.01)	$(0.27)	$(1.04)

Diluted	$(0.12)	$(1.01)	$(0.27)	$(1.04)

Weighted average shares used in computing net loss per share
Basic	44,440	43,420	44,353	43,268
Diluted	44,440	43,420	44,353	43,268
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$785	$721	$1,429	$1,595
Product development	594	610	1,189	1,342
Sales and marketing	562	598	1,026	1,368
General and administrative	585	697	1,157	1,356

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013

Cash Flows from Operating Activities
Net loss	$(5,477)	$(44,029)	$(11,764)	$(44,968)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,986	6,668	10,408	13,344
Provision for sales returns and doubtful accounts receivable	288	32	470	(243)
Write-off of bank loan upfront fees	—	—	328	—
Stock-based compensation	2,526	2,626	4,801	5,661
Excess tax benefits from stock-based compensation	—	(213)	(51)	(309)
Gain on sale of domain names	(708)	—	(3,158)	—
Other adjustments, net	58	249	99	538
Changes in assets and liabilities, net of effects of acquisition:
Accounts receivable	13	5,216	704	3,562
Prepaid expenses and other assets	943	(1,172)	(369)	(513)
Other assets, noncurrent	—	27	—	(59)
Deferred taxes	—	40,371	2	40,393
Accounts payable	2,331	(2,352)	2,964	(196)
Accrued liabilities	(1,380)	(557)	(4,266)	(5,861)
Deferred revenue	614	(199)	685	(638)
Other liabilities, noncurrent	(92)	(208)	(253)	(370)

Net cash provided by operating activities	4,102	6,459	600	10,341

Cash Flows from Investing Activities
Capital expenditures	(144)	(2,989)	(2,285)	(4,179)
Business acquisition	—	(875)	—	(875)
Other intangibles	—	(2,597)	—	(2,692)
Internal software development costs	(506)	(547)	(933)	(1,204)
Purchases of marketable securities	(5,995)	(10,258)	(16,600)	(23,236)
Proceeds from sales and maturities of marketable securities	17,525	9,127	27,287	21,345
Proceeds from sale of domain names	458	—	3,158	—
Proceeds from sale of property and equipment	10	—	10	—

Net cash provided by (used in) investing activities	11,348	(8,139)	10,637	(10,841)

Cash Flows from Financing Activities
Proceeds from exercise of common stock options	—	934	1,300	1,927
Principal payments on bank debt	(3,750)	(2,500)	(7,500)	(5,000)
Payment of bank loan upfront fees	—	(1,714)	(272)	—
Principal payments on acquisition-related notes payable	—	—	(444)	(2,237)
Excess tax benefits from stock-based compensation	—	213	51	309
Withholding taxes related to restricted stock net share settlement	(182)	(289)	(626)	(1,328)

Net cash used in financing activities	(3,932)	(3,356)	(7,491)	(6,329)

Effect of exchange rate changes on cash and cash equivalents	1	(12)	17	(41)
Net increase (decrease) in cash and cash equivalents	11,519	(5,048)	3,763	(6,870)
Cash and cash equivalents at beginning of period	76,421	88,295	84,177	90,117

Cash and cash equivalents at end of period	$87,940	$83,247	$87,940	$83,247

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Net loss	$(5,477)	$(44,029)	$(11,764)	$(44,968)
Amortization of intangible assets	3,315	5,021	7,076	10,157
Stock-based compensation	2,526	2,626	4,801	5,661
Restructuring	—	—	439	—
Tax valuation allowance	—	40,211	—	40,211
Tax impact after non-GAAP items	(133)	(828)	(201)	(3,708)

Adjusted net income	$231	$3,001	$351	$7,353

Adjusted diluted net income per share	$0.01	$0.07	$0.01	$0.17

Weighted average shares used in computing adjusted diluted net income per share	44,460	43,980	44,371	44,106

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Net loss	$(5,477)	$(44,029)	$(11,764)	$(44,968)
Interest and other expense (income), net	122	978	(1,049)	1,996
(Benefit from) provision for taxes	(26)	40,234	(26)	40,075
Depreciation and amortization	4,986	6,668	10,408	13,344
Stock-based compensation	2,526	2,626	4,801	5,661
Restructuring	—	—	439	—

Adjusted EBITDA	$2,131	$6,477	$2,809	$16,108

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Net cash provided by operating activities	$4,102	$6,459	$600	$10,341
Capital expenditures	(144)	(2,989)	(2,285)	(4,179)
Internal software development costs	(506)	(547)	(933)	(1,204)

Free cash flow	$3,452	$2,923	$(2,618)	$4,958

Changes in operating assets and liabilities, less excess tax benefits from stock-based compensation	(2,429)	(1,146)	584	3,758

Normalized free cash flow	$1,023	$1,777	$(2,034)	$8,716